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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 333-41557, 333-41559, 333-41561, and
333-64819) of Healthcare Recoveries, Inc. of our report dated February 14, 2001 relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP


Louisville, Kentucky
March 27, 2001